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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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(Mark One)

[X] REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
    1934

        Date of Report (Date of earliest event reported): April 24, 2003

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

For the transition period from ___________ to ___________

                         Commission file number: 0-30863

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                              NETWORK ENGINES, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                          04-3064173
    (State or other jurisdiction                            (I.R.S. Employer
         of incorporation)                                 Identification No.)


       25 Dan Road, Canton, MA                                   02021
(Address of principal executive offices)                       (Zip Code)


                                 (781) 332-1000
              (Registrant's telephone number, including area code)

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Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12,
"Disclosure of Results of Operations and Financial Condition").

     On April 24, 2003, Network Engines, Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 24, 2003         NETWORK ENGINES, INC.

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                             By:  /s/ Douglas G. Bryant

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                             Douglas G. Bryant
                             Vice President of Administration, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)